UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) - September 17, 2004


                          TELECOM COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


      Indiana                  333-62236                  35-2089848
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(State or other         (Commission File Number)         (IRS Employer
  jurisdiction                                         Identification No.)
of Incorporation)

    Room 1602, 16/F., 5-9 Observatory Court, TST, Hong Kong
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         (Address of principal executive offices)                 (zip code)


    Registrant's telephone number, including area code  -  (852) 2782-0983
                                                           ---------------

    74 Shanan Road, Panyu, Guangzhou,                           GD51149
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On September 17, 2004 Livingston, Wachtell & Co., LLP ("LWC") resigned as the independent registered public accounting firm for Telecom Communications, Inc. (the "Company"). Such resignation was accepted by the Company's Board of Directors.

     LWC's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope of accounting principles.

     During the Company's two most recent fiscal years and through September 17, 2004, there were no disagreements with LWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LWC, would have caused it to make reference to the subject matter of the disagreements in connection with this report. No reportable events of the type described in item 304(a)(1)(iv)(B) of Regulation S-B occurred during the two most recent fiscal years.

     The Company has provided LWC with a copy of this disclosure and requested that they furnish the Company with a letter addressed to the Commission stating whether it agrees or disagrees with the statements by the Company in this report and, if not, stating the respects in which it does not agree. A letter from LWC to such effect is attached hereto as Exhibit 16.1.

     Also effective September 17, 2004, Child, Sullivan & Company was appointed as the new independent registered public accounting firm for the Company.

     During its two most recent fiscal years and through September 17, 2004, the Company has not consulted with Child, Sullivan & Company on any matter that (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement or event, as that term is described in item 304(a)(1)(iv)(A) of Regulation S-B.


ITEM 8.01   OTHER EVENTS

     Effective immediately, the Company has changed its address to Room 1602, 16/F., 5-9 Observatory Court, TST, Hong Kong. Its new number is (852) 2782-0983 and its new fax if (852) 2541-8746


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

                Exhibit 16.1 Letter from Livingston, Wachtell & Co., LLP, dated September 17, 2004.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         TELECOM COMMUNICATIONS, INC.

Date: September 23, 2004                 BY: /s/ Gary Lam
                                             --------------------
                                             Gary Lam
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description

  16.1         Letter from Livingston, Wachtell & Co., LLP, dated
               September 17, 2004.



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